Commitments and contingencies	12 Months Ended
Mar. 31, 2016
Commitments and contingencies
Commitments and contingencies

15. Commitments and contingencies

        The Group leases office space from third parties, total rent expense incurred under operating leases is the following:

For the Years ended March 31,
2016	2015	2014
$23,690	$21,565	$17,523

        Minimal lease payments under non-cancellable operating lease contracts are expected to be as follows:

Minimal lease payments
For the year ended March 31, 2017	21,000
For the year ended March 31, 2018	17,593
For the year ended March 31, 2019	14,472
For the year ended March 31, 2020	12,158
For the year ended March 31, 2021	9,106

Total	$74,329

Legal proceedings

        In the ordinary course of business, the Group may be party to various legal and tax proceedings, and subject to claims, certain of which relate to the developing markets and evolving fiscal and regulatory environments in which the Group operates. In the opinion of management, the Group's liability, if any, in all pending litigation, other legal proceedings or other matters will not have a material effect upon the financial condition, results of operations or liquidity of the Group.

Operating environment of the Group

        Economic environment—A significant portion of the Group's business operations relate to the Central and Eastern Europe ("CEE") countries. CEE includes Poland, Romania, Bulgaria, Russia and Ukraine. CEE countries continue economic reforms and development of their legal, tax and regulatory frameworks as required by a market economy. The future stability of the CEE countries' economies is largely dependent upon these reforms and developments and the effectiveness of economic, financial and monetary measures undertaken by the governments.

        Exchange Rate—Although the Company's reporting currency is the U.S. dollar, the Group's sales are largely denominated in U.S. dollars and euros, and, to a lesser extent, in British pounds and Russian rubles, whereas the Group's expenses are largely denominated in U.S. dollars, Russian rubles, Polish złoty, British pounds and Romanian leu. As a result, currency fluctuations, and especially the appreciation of the Russian ruble relative to the U.S. dollar and the depreciation of the euro relative to U.S. dollar, affect the Company's results of operations.

        During 2016 financial year the euro depreciated against the U.S. dollar by 3% and was on average 12% lower than during 2015. The British pound and Russian ruble were on average 6% and 29% lower, respectively, than during 2015 financial year.

Taxation

        Russian, Ukrainian, Romanian and Polish taxes, currency and customs legislation is subject to varying interpretations, and changes, which can occur frequently. Management's interpretation of such legislation as applied to the transactions and activity of the Group may be challenged by the relevant authorities. Recent events especially within the Russian Federation, suggest that the tax authorities are taking a more assertive position in its interpretation of the legislation and assessments and as a result, it is possible that transactions and activities that have not been challenged in the past may be challenged. As such, significant additional taxes, penalties and interest may be assessed. It is not practical to determine the amount of unasserted claims that may manifest, if any, or the likelihood of any unfavourable outcome. Fiscal periods remain open to review by the authorities in respect of taxes for three calendar years preceding the year of audit. Under certain circumstances audits may cover longer periods. However, the tax regime in Russia has become even less predictable following recent cases.

        The Russian transfer pricing legislation, which came into force on January 1, 2012, allows the Russian tax authority to apply transfer pricing adjustments and impose additional profits tax liabilities in respect of all "controlled" transactions if the transaction price differs from the market level of prices. The list of "controlled" transactions includes transactions performed with related parties within the country and all cross-border transactions with related parties.

        The current Russian transfer pricing rules have considerably increased the compliance burden for the taxpayers compared to the transfer pricing rules that were in effect before 2012 due to, inter alia, shifting the burden of proof from the Russian tax authorities to the taxpayers. These rules are applicable not only to the transactions taking place in 2012 but also to the prior transactions with related parties if related income and expenses were recognized in 2012. Special transfer pricing rules apply to transactions with securities and derivatives.

        In Poland the transfer pricing rules are covered by the Corporate Income Tax Act and Personal Income Tax Act introduced the arm's-length principle, providing a definition of "affiliation" and the criteria for determining the size of direct and indirect shares held in another entity. The above Acts provide detailed guidance regarding transactions that are subject to documentation requirements, including the value limits and categories of such transactions. Polish transfer pricing documentation requirements also encompass transactions in which payment is made directly or indirectly to an entity considered to be in a tax haven. The list of these territories and countries is presented in the Ministry of Finance Decree of 9 April 2013, regarding the countries and territories applying harmful tax competition rules. The decree was issued separately for personal and corporate taxation purposes.

        Starting from January 2017 current definition of a related party will modify increasing capital relations threshold from 5% to 25%.

        The general transfer pricing principle sets that if the parties to a transaction, due to their relationship, agree to or impose terms and conditions that differ from those that would be agreed to by unrelated parties, resulting in the domestic entity not reporting income from the transaction or reporting lower income than would be expected if the relationship did not exist, the taxing authorities may assess additional income and determine the tax due on such income for the domestic entity.

        Domestic entities transacting with foreign related parties are allowed to adjust their income if the foreign tax authorities assert that the transactional prices do not meet the arm's-length principle. Consequently, additional income of the foreign entity is assessed, and the tax due on such income is determined (the so-called corresponding adjustment). However, the Polish tax authorities must justify and accept prerequisites for making the adjustment.

        Adjustments to the domestic entities' income will be allowed on the basis of the agreement for the avoidance of double taxation between Poland and the country of a related party, or on the basis of the convention of 23 July 1990 for the elimination of double taxation in connection with the adjustment of profits of related entities.

        The Romanian Fiscal Code and the related norms provide that the tax authority should also consider the OECD Guidelines when analyzing the prices applied in related party transactions. In addition, the legislation on transfer pricing documentation requirements in Romania also refers to the European Union Code of Conduct on Transfer Pricing Documentation (C176/1 of 28 July 2006).

        Romanian entities having transactions with related parties should make the transfer pricing documentation file for such transactions available upon the request of the tax authority and within the required term.The transfer pricing documentation file should comprise information regarding the taxpayer, the group and the related party transactions (including an analysis of the functions performed and the risks assumed by the related parties), as well as information about the transfer pricing methods used for determining the value of related party transactions. Finally, it should contain a set of relevant statistical comparables.

        In FY2016 the Group determined its tax liabilities arising from "controlled" transactions using actual transaction prices. It cannot be excluded that the tax authorities of the counties of the Company's presence may challenge the level of prices applied by the Group under the transactions with related parties and accrue additional tax liabilities unless the Group is able to demonstrate the use of market prices with respect to the intercompany transactions

        The Group reports results of operations based on its determination of the amount of taxes owed in the various jurisdictions in which it operates. The Group has certain intercompany arrangements among its subsidiaries in relation to various aspects of business, including R&D, marketing and sales functions. The tax authorities in the jurisdictions where Group operates may audit tax returns, may disagree with the position taken in those returns and try to increase the taxable base in its jurisdiction applying transfer pricing, tax residency or other tax concepts. An adverse outcome resulting from any settlement or future examination of the Group's tax returns may result in additional tax liabilities and may adversely affect the Group's effective tax rate.

        In addition, the use of the independent contractors in Ukraine may also expose the Group to additional tax risks in the manner which is not currently determinable.

        On January 1, 2015, the Federal law No. 376-FZ (as amended with further acts) became effective in Russia introducing the so-called "de-offshorization" legislation designed to combat tax avoidance and ensure transparency of transactions for tax purposes. Namely, the law introduces (i) the CFC rules ("CFC Rules"), according to which in certain circumstances undistributed profits of foreign legal entities and "structures" (such as trusts, funds or partnerships) domiciled in certain jurisdictions, which are owned or controlled by Russian tax residents (legal entities or individuals) shall be subject to taxation in Russia; (ii) the concept of tax residency for legal entities, under which a foreign legal entity could be subjected to Russian tax residency; (iii) taxation of income from sale of a participation interest in "property-reach" companies; and (iv) beneficial ownership concept in order to clarify the definition of the "beneficial owner" for international taxation purposes, into the Russian Tax Code. Under CFC rules retained profits of foreign companies and non-corporate structures controlled by Russian tax residents (companies and individuals) may be subject to Russian taxation. Russian taxpayers (controlling parties) must inform the tax authorities of the foreign companies controlled by them, while the tax authorities may impose additional tax liabilities to the taxpayers failing to include retained profit of the foreign controlled companies in their taxable base, where necessary.

        No assurance can be currently given as to the exact nature of these amendments, their potential interpretation by tax authorities and the possible impact on us. We cannot rule out the possibility that, as a result of the introduction of changes to the Russian tax legislation.

        As of March 31, 2016, management believes that its interpretation of the relevant legislation is appropriate and that the Group's tax positions will be sustained. However, due to the above reasons, it is at least reasonably possible that relevant governmental authorities in CEE countries may attempt to assess additional income and non-income taxes, against the Group or certain of its Subsidiaries. The extent of potential assessments and the ultimate success thereof are not currently estimable. Management will vigorously defend its positions if such claims are assessed.

        The Group's operations and financial position will continue to be affected by CEE countries' political developments, including the application and interpretation of existing and future legislation and tax regulations in CEE countries. Such possible occurrences and their effect could have a severe impact on the Group's operations or its financial position.

Accrued Warranty and Indemnification

        The Group offers a basic labor warranty on its services. The basic warranty period for hardware products is typically one year from the date of acceptance of works by the customer. The Group provides currently for the estimated cost that may be incurred under its basic limited warranties at the time related revenue is recognized. Factors considered in determining appropriate accruals for product warranty obligations include the nature of services provided, historical and projected warranty claim rates, historical and projected cost-per-claim and knowledge of specific product failures that are outside of the Group's typical experience. The Group assesses the adequacy of its pre-existing warranty liabilities and adjusts the amounts as necessary based on actual experience and changes in future estimates.

        In the normal course of business, the Group is a party to a variety of agreements under which it may be obligated to indemnify the other party for certain matters. These obligations typically arise in contracts where the Group customarily agrees to hold the other party harmless against losses arising from a breach of representations or covenants for certain matters such as title to assets and intellectual property rights associated with certain arrangements. The duration of these indemnifications varies, and in certain cases, is indefinite.